SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) January 28, 1997

                     MERIT Securities Corporation, Series 5
               (Exact name of registrant as specified in charter)


         Virginia                       03992                  54-1736551
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)



   10900 Nuckols Road
    Glen Allen, Virginia
    Attn:  Vice President                                      23060
    (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number including area code (804) 217-5800


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                     MERIT Securities Corporation, Series 5
                                    Form 8-K
                                      INDEX


                                                                   Page Number

Item 5.           Other Events                                          3

Item 7.           Financial Statements and Exhibits                     3

SIGNATURES                                                              4

INDEX OF EXHIBITS                                                       5



                                       2

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ITEM 5.  OTHER EVENTS

The MERIT Securities Corporation, Series 5 makes monthly remittances to security holders. The latest remittance was made January 28, 1997. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance Statement..........................................Exhibit 1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

         1.  Monthly Remittance Statement dated as of January 28, 1997


                                       3

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                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 31, 1997                                MERIT SECURITIES
                                            CORPORATION


                                                     By:_______________________

                                                     Name:    Lisa R. Cooke

                                                     Title:   Vice President

                                       4

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                               INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                              Numbered Pages

1.       Monthly Remittance Statement dated                        6-10
         as of  January 28, 1997



                                       5